OTHER NON-CURRENT LIABILITIES	6 Months Ended
Jun. 30, 2019
Subclassifications of assets, liabilities and equities [abstract]
OTHER NON-CURRENT LIABILITIES
OTHER NON-CURRENT LIABILITIES
The components of other non-current liabilities are as follows:

(US$ Millions)	Jun. 30, 2019	Dec. 31, 2018
Accounts payable and accrued liabilities	$429	$1,770
Lease liabilities(1)	839	—
Derivative liabilities	229	159
Provisions	98	352
Loans and notes payables	—	5
Deferred revenue	3	8
Total other non-current liabilities	$1,598	$2,294

(1)
The impact of the adoption of IFRS 16 requires the recognition of lease liabilities. See Note 2, Summary of Significant Accounting Policies for further information. For the three and six months ended June 30, 2019, interest expense relating to total lease liabilities (see Note 17, Accounts Payable and Other Liabilities for the current portion) was $13 million and $30 million, respectively.